UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
December 20, 2007
UNIFI, INC.
(Exact name of registrant as specified in its charter)

New York	1-10542	11-2165495
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
7201 West Friendly Avenue
Greensboro, North Carolina 27410
(Address of principal executive offices, including zip code)
(336) 294-4410
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.
     On December 20, 2007, the Board of Directors of Unifi, Inc. (the “Company”), approved, in accordance with Section 7.09 of the Company’s Restated By-Laws (the “By-Laws”), the amendment of Section 4.01 and 4.02 of the By-Laws to permit the issuance of uncertificated shares of the Company’s common stock. This amendment was made to comply with the listing requirements of the New York Stock Exchange. The Restated By-Laws, as amended, are attached hereto as Exhibit 3.1.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(d)      Exhibits.

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

3.1	Restated By-laws of Unifi, Inc., as amended

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIFI, INC.

	By:	/s/Charles F. McCoy
Charles F. McCoy Vice President, Secretary and General Counsel

Dated: December 20, 2007

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

3.1	Restated By-laws of Unifi, Inc., as amended